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                                  EXHIBIT 99.1

                   AMERICAN COMMERCIAL LINES LLC PRESS RELEASE


                          AMERICAN COMMERCIAL LINES LLC
                      FILES TO REORGANIZE UNDER CHAPTER 11

                       NORMAL BUSINESS OPERATIONS CONTINUE

                COMPANY RECEIVES COMMITMENT FOR UP TO $75 MILLION
            IN DIP FINANCING FROM A GROUP LED BY JPMORGAN CHASE BANK

JEFFERSONVILLE, INDIANA - January 31, 2003 - American Commercial Lines LLC ("ACL" or the "Company") today announced that it has filed a petition with the U.S. Bankruptcy Court for the Southern District of Indiana, New Albany Division, to reorganize under Chapter 11 of the U.S. Bankruptcy Code. The Company said that it filed to reorganize its capital and debt structure in an orderly fashion while continuing normal business operations. Included in the filing are ACL, ACL's parent American Commercial Lines Holdings LLC, American Commercial Barge Line LLC, Jeffboat LLC, Louisiana Dock Company LLC and ten other U.S. subsidiaries.

ACL said that its ability to operate normally will not be affected by the reorganization. The Company has requested and expects to receive court permission to continue to pay employee salaries, wages and benefits and pay suppliers for the post-petition delivery of goods and services. ACL reiterated that its top priority remains providing customers with safe, reliable and on-time delivery service.

Michael C. Hagan, President and Chief Executive Officer of ACL, said, "This is an important step for ACL to resolve its financial challenges, put the Company on firm financial footing and emerge stronger, more competitive and better able to withstand market fluctuations. During this process, we will work with our stakeholders to develop a plan to reduce our debt, as well as examine all aspects of our operations to ensure we are utilizing our assets in the best possible way. Our operating priorities remain unchanged: safety of life and limb, safety of environment, safety of equipment and providing the highest quality service to our customers at the lowest possible cost. ACL is a strong company with a great heritage and outstanding people. We believe that the outcome of this process will provide us with a solid foundation for our future success."

ACL reported that in conjunction with its filing, it has arranged commitments for up to $75 million in debtor-in-possession ("DIP") financing from a group of banks led by JPMorgan Chase Bank. In addition to normal cash flow from operations, the DIP financing helps ensure that ACL has sufficient liquidity to continue normal operations. ACL is committed to serve its customers and pay post-petition vendors in the normal course.

Over the past year, ACL has faced a number of unprecedented challenges that have resulted in the need to restructure its balance sheet. These challenges include the general economic slowdown and global economic recession, unforeseen continuing declining barge rates in 2002, lower commodity shipping volumes, excess barging capacity, and a ten week strike at the Company's shipyard. Given these and other factors, ACL determined that its current debt burden is too high and that a restructuring under Chapter 11 offered ACL the most viable opportunity to reduce its debt while continuing operations.

As of December 27, 2002, ACL had assets of $814 million and liabilities of $769 million. The Company said that over the coming months, it will work with all of its stakeholders on the development of a plan of reorganization that will be filed with the court at a later date. The Company's legal counsel is Baker & Daniels of Indianapolis, Indiana, and its financial advisors are Richard Weingarten & Company, Inc. and Huron Consulting Group LLC.



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                       ABOUT AMERICAN COMMERCIAL LINES LLC


ACL is a wholly owned subsidiary of Danielson Holding Corporation (AMEX: DHC). ACL is an integrated marine transportation and service company operating approximately 5,000 barges and 200 towboats on the inland waterways of North and South America. ACL transports more than 70 million tons of freight annually. Additionally, ACL operates marine construction, repair and service facilities and river terminals.


DHC is an American Stock Exchange listed company, engaging in the financial services, specialty insurance and marine transportation businesses through its subsidiaries. In connection with efforts to preserve DHC's net operating tax loss carryforwards, DHC has imposed restrictions on the ability of holders of five percent or more of DHC common stock to transfer the common stock owned by them and to acquire additional common stock, as well as the ability of others to become five percent stockholders as a result of transfers of DHC's common stock.


              CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of ACL, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "may," "will," "would," "could," "should," "seeks" or "scheduled to," or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. ACL cautions investors that any forward-looking statements made by ACL are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to ACL include, but are not limited to, the risks and uncertainties affecting their businesses described in ACL's Annual Report on Form 10-K for the fiscal year ended December 28, 2001 (particularly Item 1, "Risks Associated With Our Business"), in other securities filings by ACL and DHC and other important factors, including:

         o ACL's ability to successfully negotiate a restructuring of its debt with its senior lenders and note holders;

         o ACL's ability to fund its capital requirements in the near term and in the long term;

         o        substantial leverage and ability to service debt;

         o changing market, labor, legal and regulatory conditions and trends in the barge and inland shipping industries;

         o general economic and business conditions, including cyclical or other downturns in demand, a prolonged or substantial recession in the United States or certain international commodity markets such as the market for grain exports, significant pricing competition, unanticipated additions to industry capacity, fuel costs and interest rates; and

         o annual worldwide weather conditions, particularly those affecting North and South America.

Although we believe that our plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking

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statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and ACL and DHC undertake no obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

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For more information about ACL generally, please visit www.aclines.com.

Contact:
James J. Wolff
Chief Financial Officer
American Commercial Lines LLC
812-288-0587